PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2017
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

6.PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	As of December 31,
	2016	2017
Cost:
Buildings	255,646	247,406
Leasehold improvements	5,563,815	6,452,472
Furniture, fixtures and equipment	925,174	1,033,941
Motor vehicles	820	820

	6,745,455	7,734,639
Less: Accumulated depreciation	(3,196,496)	(3,706,856)

	3,548,959	4,027,783
Construction in progress	161,509	495,095

Property and equipment, net	3,710,468	4,522,878

Depreciation expense was RMB648,277, RMB673,784 and RMB752,960 for the years ended December 31, 2015, 2016 and 2017, respectively.

The Group occasionally demolishes certain leased hotels due to local government zoning requirements, which typically results in receiving compensation from the government.

The Group demolished one, two and three leased hotels due to local government zoning requirements in 2015, 2016 and 2017, respectively. As a result, the Group wrote off property and equipment of RMB2,301, RMB9,905 and RMB2,829 associated with respective hotels and recognized a gain of RMB5,519 and losses of RMB7,205 and RMB868 as other operating income (expenses) in 2015, 2016 and 2017, respectively.

As of December 31, 2017, the Group has been formally notified by local government authorities that seven additional leased hotels of the Group will be demolished due to local government zoning requirements. The aggregate carrying amount of property and equipment at the associated hotels was RMB21,792 as of December 31, 2017. Neither of the associated hotels has recorded intangible assets or goodwill. No impairment was recognized because the expected cash flow to be received as a result of the demolition will exceed the carrying value of such assets.

The Group estimated amounts to be received based on the relevant PRC laws and regulations, terms of the lease agreements, and the prevailing market practice.